UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2020

MACQUARIE INFRASTRUCTURE CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32384 Commission File Number	43-2052503 (I.R.S. Employer Identification Number)

125 West 55th Street, New York, New York (Address of principal executive offices)	10019 (Zip code)

(212) 231-1000 (Registrant’s telephone number, including area code)

N.A. (Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MIC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07   Submission of Matters to a Vote of Security Holders

             On May 14, 2020, Macquarie Infrastructure Corporation (the “Company”) held its annual meeting of shareholders. A brief description follows of each matter voted upon at the annual meeting, including the number of votes cast for or against, as well as the number of abstentions and broker non-votes with respect to each matter. Of the total 86,742,424 shares of common stock outstanding as of the record date of March 19, 2020 that were entitled to vote, 75,608,264 shares were represented at the meeting, either in person or by proxy.

The matters voted upon and the results of the vote at the annual meeting of shareholders were as follows:

Proposal 1 – Election of Directors   The Company’s shareholders voted to elect the following individuals as directors to serve for a one-year term with the votes shown:

Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes

Amanda Brock	58,396,517	1,013,516	200,148	15,998,083
Norman H. Brown, Jr.	57,072,841	2,322,389	214,951	15,998,083
Christopher Frost	58,642,040	743,280	224,861	15,998,083
Maria Jelescu-Dreyfus	58,340,825	1,063,427	205,929	15,998,083
Ronald Kirk	58,350,973	1,042,803	216,405	15,998,083
H.E. (Jack) Lentz	58,336,928	1,057,816	215,437	15,998,083
Ouma Sananikone	58,034,891	1,363,535	211,755	15,998,083

Proposal 2 – Ratification of Selection of Independent Auditor   The Company’s shareholders ratified the audit committee’s selection of KPMG LLP as the Company’s independent auditor for the fiscal year ending December 31, 2020 with the votes shown:

Votes For	Votes Against	Abstentions
74,037,174	1,313,911	257,179

Proposal 3 – Advisory Resolution on Executive Compensation   The Company’s shareholders approved, on an advisory basis, executive compensation with the votes shown.

Votes For	Votes Against	Abstentions	Broker Non-Votes
47,650,278	11,440,804	519,099	15,998,083

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 15, 2020

MACQUARIE INFRASTRUCTURE
CORPORATION

By:	/s/ Christopher Frost
Name: Christopher Frost
Title Chief Executive Officer